UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2025

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

379 Interpace Parkway Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, on May 14, 2025, Avis Budget Group, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, stockholders approved, among other things, certain amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) revise the vote requirement for removal of directors, (ii) allocate the voting privileges over amendments solely affecting holders of shares of preferred stock of the Company and (iii) provide for officer exculpation and make certain housekeeping changes (collectively, the “Charter Amendments”). Detailed descriptions of the foregoing amendments were set forth in Proposals Six, Eight and Nine, respectively, in the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 27, 2025 (the “Proxy Statement”), which descriptions are incorporated by reference herein. On July 31, 2025, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation reflecting the Charter Amendments (the “Amended and Restated Certificate”).

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate, which is attached hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Avis Budget Group, Inc., dated as of July 31, 2025.

3.2	Amended and Restated Certificate of Incorporation of Avis Budget Group, Inc., dated as of July 31, 2025 (marked to show changes from prior version).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: July 31, 2025